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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          April 7, 1999
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                (Date of earliest event reported)


                    Commonwealth Bancorp, Inc.
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      (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-27942                 23-2828883
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
 of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                  19401
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   (Address of principal executive offices)                      (Zip Code)


                         (610) 251-1600
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       (Registrant's telephone number, including area code)


                         Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events
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    On April 7, 1999, Commonwealth Bancorp. Inc. (the "Company") announced that its wholly-owned subsidiary, Commonwealth Bank has reached a definitive agree-ment with Harris Savings Bank regarding the sale of Commonwealth's two branches in Lebanon County, Pennsylvania. For additional information, reference is made to the Press Release, dated April 7, 1999, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated April 7, 1999

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                             SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.

                        COMMONWEALTH BANCORP, INC.



Date: April 8, 1999     By:  /s/Charles M. Johnston
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                             Charles M. Johnston
                             Chief Financial Officer

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